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                                                                   Exhibit 10.24

                            AMICUS THERAPEUTICS, INC.

                        2007 EMPLOYEE STOCK PURCHASE PLAN

      The following constitute the provisions of the 2007 Employee Stock Purchase Plan of Amicus Therapeutics, Inc.

1.    PURPOSE

      The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.    DEFINITIONS

      2.1. Board means the Board of Directors of the Company.

      2.2. Code means the Internal Revenue Code of 1986, as amended.

      2.3. Common Stock means the common stock, par value $0.01 per share, of the Company.

      2.4. Company means Amicus Therapeutics, Inc., a Delaware corporation.

      2.5. Compensation means all regular straight time compensation including commissions but shall not include payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other irregular or infrequent compensation or benefits.

      2.6. Continuous Status as an Employee means the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Administrator, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; or (iv) in the case of transfers between locations of the Company or between the Company and its Designated Subsidiaries.

      2.7. Contributions means all amounts credited to the account of a participant pursuant to the Plan.

      2.8. Corporate Transaction means a merger or consolidation of the Company with and into another person or the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly-owned subsidiary of the Company) in a single transaction or series of related transactions.

      2.9. Designated Subsidiaries means the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

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                                      -2-

      2.10. Employee means any person, including an Officer, who is customarily employed for at least twenty (20) hours per week and more than five (5) months in a calendar year by the Company or one of its Designated Subsidiaries.

      2.11. Entry Date shall mean the date an Employee first commences participation in the Offering Period then in effect under the Plan.

      2.12 Exchange Act means the Securities Exchange Act of 1934, as amended.

      2.13. Offering Commencement Date means the first business day of each Offering Period of the Plan.

      2.14. Offering Period means any of the successive periods provided for in
Section 4.1.

      2.15. Officer means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

      2.16. Offering Termination Date means the last business day of each Offering Period of the Plan.

      2.17. Plan means this Employee Stock Purchase Plan.

      2.18. Purchase Period shall mean each successive period within an Offering Period, as described in Section 4.2, at the end of which each participant shall purchase Shares.

      2.19 Purchase Period Commencement Date means the first business day of each Purchase Period.

      2.20 Purchase Period Termination Date means the last business day of each Purchase Period.

      2.21 Purchase Price means with respect to a Purchase Period an amount equal to eighty five percent (85%) of the (a) Fair Market Value (as defined in Section 7.4 below) of a Share on the participant's Entry Date into the then existing Offering Period or (b) the Fair Market Value on the Purchase Period Termination Date, whichever is lower; provided, however, that if (i) there is an increase in the number of Shares available for issuance under the Plan as a result of a stockholder-approved amendment to the Plan, (ii) all or a portion of such additional Shares are to be issued with respect to the Purchase Period underway at the time of such increase ("Additional Shares"), and (iii) the Fair Market Value of a Share of Common Stock on the date of such increase (the "Approval Date Fair Market Value") is higher than the Fair Market Value described in clause (a) above, then in such instance the Purchase Price with respect to Additional Shares shall be eighty five percent (85%) of the Approval Date Fair Market Value or the Fair Market Value of a Share of Common Stock on the Purchase Period Termination Date, whichever is lower; and provided further, that for each participant whose Entry Date is other than the Offering Commencement Date of the Offering Period, the amount in clause (a) above shall in no event be less than the Fair Market Value per Share on the Offering Commencement Date of that Offering Period.

      2.22. Share means a share of Common Stock, as adjusted in accordance with
Section 18 of the Plan.

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      2.23. Subsidiary means a corporation, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

3.    ELIGIBILITY

      3.1 Subject to the requirements of Sections 5.1 and the limitations imposed by Section 423(b) of the Code, any person who is an Employee shall be eligible to participate in an Offering Period under the Plan on the start date of any Purchase Period within such Offering Period.

      3.2 Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (taking into account stock which would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) if such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) of the Fair Market Value (as defined in Section 7.4 below) of such stock (determined on the basis of the Fair Market Value of such stock on the date or dates such option was granted) for each calendar year in which such option is outstanding at any time.

4.    OFFERING AND PURCHASE PERIODS

      4.1 Shares shall be offered for purchase under the Plan through a series of successive or non-overlapping Offering Periods until such time as (i) the maximum number of Shares available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated. Each Offering Period shall be of such duration (not to exceed twenty-four (24) months) and commence on such dates as determined by the Board or a committee designated by the Board prior to the Offering Period Commencement Date and in accordance with the terms of the Plan. At any time and from time to time, the Board may change the duration and/or the frequency of Offering Periods or suspend operation of the Plan with respect to Offering Periods not yet commenced.

      4.2 Each Offering Period shall be comprised of a series of successive (or one) quarterly Purchase Periods. Unless otherwise established by the Board as of any Offering Commencement Date, Purchase Periods shall commence on the first business day in July, October, January and April each year and shall end on the last business day in the following September, December, March and June, respectively, each year.

5.    PARTICIPATION

      5.1. An eligible Employee may become a participant in the Plan by completing a subscription agreement on the form provided by the Company and filing it with the Company's payroll office prior to the Corporation's enrollment deadlines for the Purchase Period during which such Employee desires to enter the Offering Period, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given

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Purchase Period. If the Employee meets the enrollment deadlines for the Purchase
Period, his or her Entry Date for purposes of the relevant Offering Period will be the Purchase Period Commencement Date for that Purchase Period. The subscription agreement shall set forth the percentage of the participant's Compensation (subject to Section 6.1 below) to be paid as Contributions pursuant to the Plan.

      5.2. Payroll deductions shall commence on the first payroll following the Purchase Period Commencement Date and shall end on the last payroll paid on or prior to the Purchase Period Termination Date, unless sooner terminated by the participant as provided in Section 10.

6.    METHOD OF PAYMENT OF CONTRIBUTIONS

      6.1. A participant may elect to have payroll deductions made on each payday during any Purchase Period in an amount not less than one percent (1%) and not more than fifteen percent (15%) (or such other percentage as the Board may establish from time to time before any Purchase Period Commencement Date) of such participant's Compensation on each payday during the Purchase Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account.

      6.2. A participant may discontinue his or her participation in the Plan as provided in Section 10. In addition, if the Board has so announced to Employees at least five (5) days prior to the scheduled beginning of the next Purchase Period to be affected by the Board's determination, a participant may, on one occasion only during each Purchase Period, change the rate of his or her Contributions with respect to the Purchase Period by completing and filing with the Company a new subscription agreement authorizing a change in the payroll deduction rate. If otherwise permitted, no such change shall enable a participant to resume Contributions other than as of an Offering Commencement Date, following a withdrawal of Contributions during an Offering Period pursuant to Section 10. Any such change in rate shall be effective as of the first payroll period following the date of filing of the new subscription agreement, if the agreement is filed at least ten (10) business days prior to such period and, if not, as of the second following payroll period.

      6.3. Notwithstanding the foregoing, to the extent necessary to comply with
Section 423(b)(8) of the Code and Section 3.2 herein, a participant's payroll deductions may be decreased during any Purchase Period to zero percent (0%). Payroll deductions reduced to zero percent (0%) in compliance with this Section
6.3 shall re-commence automatically at the rate provided in such participant's subscription agreement at the beginning of the next Purchase Period, unless terminated by the participant as provided in Section 10.

7.    GRANT AND EXERCISE OF OPTIONS

      7.1. A participant shall be granted a separate purchase right for each Offering Period in which he or she participates. The purchase right shall be granted on the participant's Entry Date into the Offering Period and shall provide the participant with the right to purchase Shares, in a series of successive installments over the remainder of such Offering Period, upon the terms set forth below.

      7.2 Each purchase right shall be automatically exercised in installments on each Purchase Period Termination Date within the Offering Period, and Shares shall accordingly be
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purchased on behalf of each participant on each such Purchase Period Termination
Date. The purchase shall be effected by applying the Participant's payroll deductions for the Purchase Period ending on such Purchase Period Termination Date to the purchase of Shares (subject to the limitation on the maximum number of Shares purchasable per Participant on any one Purchase Period Termination
Date) at the Purchase Price in effect for the Participant for that Purchase Period Termination Date. No fractional shares shall be issued. The Shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Purchase Period Termination Date. During his or her lifetime, a participant's option to purchase Shares hereunder is exercisable only by him or her.

      7.3 The number of Shares purchasable by a participant on each Purchase Period Termination Date during the Offering Period shall be determined by dividing such Employee's Contributions accumulated during such Purchase Period prior to such Purchase Period Termination Date and retained in the participant's account as of the Purchase Period Termination Date by the applicable Purchase Price. However, the maximum number of Shares an Employee may purchase during each Purchase Period shall be 25,000 Shares, and provided further that such purchase shall be subject to the limitations set forth in Sections 3.2 and 12.

      7.4. The fair market value of the Company's Common Stock on a given date (the "Fair Market Value") means the value of a share of Common Stock on a particular date determined by such methods or procedures as may be established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of the Common Stock as of any date, is the closing price for the Common Stock as reported by The NASDAQ Global Market (or on any other national securities exchange on which the Common Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

8.    [INTENTIONALLY LEFT BLANK]

9.    DELIVERY

      As promptly as practicable after each Purchase Period Termination Date of each Offering Period, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the Shares purchased upon exercise of his or her option. Any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full Share shall be retained in the participant's account for the subsequent Purchase Period, subject to earlier withdrawal by the participant as provided in Section 10 below. Any amounts left over in a participant's account after an Offering Termination Date (or upon a withdrawal by a participant or upon a participant purchasing the maximum dollar amount or number of shares hereunder) shall be returned to the participant.

10.   VOLUNTARY WITHDRAWAL; TERMINATION OF EMPLOYMENT

      10.1. A participant may withdraw all but not less than all of the Contributions credited to his or her account under the Plan at any time prior to each Purchase Period Termination Date by giving written notice to the Company. All of the participant's Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current Purchase Period will be automatically terminated, and no further Contributions for the purchase of Shares will be made (or will be permitted to be made) during the Offering Period.

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                                      -6-


      10.2. Upon termination of the participant's Continuous Status as an Employee prior to a Purchase Period Termination Date of an Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and his or her option will be automatically terminated.

      10.3. In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least twenty (20) hours per week during the Offering Period in which the employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account and remaining there will be returned to him or her and his or her option terminated.

      10.4. A participant's withdrawal during an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding Offering Period or in any similar plan which may hereafter be adopted by the Company.

11.   INTEREST

      No interest shall accrue on the Contributions of a participant in the Plan.

12.   STOCK

      12.1. Subject to adjustment as provided in Section 18, the maximum number of Shares which shall be made available for sale under the Plan shall be 200,000 Shares. If the Board determines that, on a given Purchase Period Termination Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Purchase Period Commencement Date, or (ii) the number of shares available for sale under the Plan on such Purchase Period Termination Date, then the Company shall make a pro rata allocation of the Shares available for purchase on such Purchase Period Termination Date in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Purchase Period Termination Date. The Company shall make pro rata allocation of the Shares available on the Purchase Period Commencement Date of the applicable Purchase Period pursuant to the preceding sentence, notwithstanding any authorization of additional Shares for issuance under the Plan by the Company's stockholders subsequent to such Purchase Period Commencement Date.

      12.2. The participant shall have no interest or voting right in Shares covered by his or her option until such option has been exercised.

      12.3. Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, as directed by the participant.

13.   ADMINISTRATION

      The Board, or a committee named by the Board, shall supervise and administer the Plan and shall have full power to adopt, amend and rescind any rules deemed desirable and appropriate for the administration of the Plan and not inconsistent with the Plan, to construe and interpret the Plan, and to make all other determinations necessary or advisable for the administration of the

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Plan. The Board's determinations made in good faith on matters referred to in this Plan shall be final, binding and conclusive on all persons having or claiming any interest under this Plan.

14.   DESIGNATION OF BENEFICIARY

      14.1. A participant may file a written designation of a beneficiary who is to receive any Shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to the end of a Purchase Period but prior to delivery to him or her of such Shares and cash. Any such beneficiary shall also be entitled to receive any cash from the participant's account under the Plan in the event of such participant's death during a Purchase Period.

      14.2. Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.   TRANSFERABILITY OF OPTIONS AND SHARES

      Neither Contributions credited to a participant's account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section
14) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 10. In addition, if the Board has so announced to Employees at least five (5) days prior to the scheduled beginning of the next Purchase Period, any Shares acquired on the Purchase Period Termination Date of such Purchase Period may be subject to restrictions specified by the Board on the transfer of such Shares. Any participant selling or transferring any or all of his or her Shares purchased pursuant to the Plan must provide written notice of such sale or transfer to the Company within five business days after the date of sale or transfer. Such notice to the Company shall include the gross sales price, if any, the Purchase Period during which the Shares being sold were purchased by the participant, the number of Shares being sold or transferred and the date of sale or transfer.

16.   USE OF FUNDS

      All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions from its other assets.

17.   REPORTS

      Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of Contributions, the per Share Purchase Price, the number of Shares purchased and the remaining cash balance, if any.

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                                      -8-


18.   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTIONS

      18.1. Adjustment. All of the share numbers set forth in the Plan reflect the capital structure of the Company immediately after the closing of the initial public offering of the Company's Common Stock. Subject to any required action by the stockholders of the Company, the number of shares covered by each option under the Plan which has not yet been exercised and the number of Shares which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the "Reserves"), as well as the maximum number of shares of Common Stock which may be purchased by a participant in an Offering Period, the number of shares of Common Stock set forth in Section 12.1 above, and the price per Share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of the Company's issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock (including any such change in the number of Shares of Common Stock effected in connection with a change in domicile of the Company), or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided however that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive.

      18.2. Corporate Transactions. In the event of a dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such action, unless otherwise provided by the Board. In the event of a Corporate Transaction, each option outstanding under the Plan shall be assumed or an equivalent option shall be substituted by the successor corporation or a parent or Subsidiary of such successor corporation. In the event that the successor corporation refuses to assume or substitute for outstanding options, the Offering Period then in progress shall be shortened and a new Offering Termination Date shall be set (the "New Offering Termination Date"), as of which date the Offering Period then in progress will terminate. The New Offering Termination Date shall be on or before the date of consummation of the transaction and the Board shall notify each participant in writing, at least ten (10) days prior to the New Offering Termination Date, that the Offering Termination Date for his or her option has been changed to the New Offering Termination Date and that his or her option will be exercised automatically on the New Offering Termination Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18, an option granted under the Plan shall be deemed to be assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction, each holder of an option under the Plan would be entitled to receive upon exercise of the option the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to the transaction, the holder of the number of Shares of Common Stock covered by the option at such time (after giving effect to any adjustments in the number of Shares covered by the option as provided for in this Section 18); provided however that if the consideration received in the transaction is not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per Share consideration received by holders of Common Stock in the transaction.

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                                      -9-


      The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per Share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of Shares of its outstanding Common Stock, and in the event of the Company's being consolidated with or merged into any other corporation.

19.   AMENDMENT OR TERMINATION

      19.1. The Board may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no termination of the Plan may affect options previously granted, provided that the Plan or an Offering Period may be terminated by the Board on a Offering Period Termination Date or by the Board's setting a new Offering Period Termination Date with respect to an Offering Period then in progress if the Board determines that termination of the Plan and/or any Offering Period is in the best interests of the Company and its stockholders or if continuation of the Plan and/or a Purchase Period or an Offering Period would cause the Company to incur adverse accounting charges as a result of the Plan. Except as provided in Section 18 and in this Section 19, no amendment to the Plan shall make any change in any option previously granted which adversely affects the rights of any participant.

      19.2. In addition to the foregoing, without stockholder consent and without regard to whether any participant rights may be considered to have been adversely affected, the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20.   NOTICES

      Any notice, demand, request or other communication hereunder to any party shall be deemed to be sufficient if contained in a written instrument delivered in person or duly sent by first class registered, certified or overnight mail, postage prepaid, or telecopied with a confirmation copy by regular, certified or overnight mail, addressed or telecopied, as the case may be, (i) if to the recipient of an Award, at his or her residence address last filed with the Company and (ii) if to the Company, at its principal place of business, addressed to the attention of its Chief Executive Officer, or to such other address or telecopier number, as the case may be, as the addressee may have designated by notice to the addressor. All such notices, requests, demands and other communications shall be deemed to have been received: (i) in the case of personal delivery, on the date of such delivery; (ii) in the case of mailing, when received by the addressee; and (iii) in the case of facsimile transmission, when confirmed by facsimile machine report connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

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                                      -10-


21.   CONDITIONS TO ISSUANCE OF SHARES

      Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

      As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22.   TERM OF PLAN; EFFECTIVE DATE

      The Plan shall become effective immediately after the closing of the initial public offering of the Company's Common Stock. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19.

                                                  FORM OF SUBSCRIPTION AGREEMENT


                           AMICUS THERAPEUTICS, INC.

                        2007 EMPLOYEE STOCK PURCHASE PLAN

                             SUBSCRIPTION AGREEMENT

New Election: ____

Change of Election: ___

      1. I, __________________, hereby elect to participate in the Amicus Therapeutics, Inc. 2007 Employee Stock Purchase Plan (as amended, the "Plan") for the Offering Period ______________ ___, ______ to ______________ ___, _____,
and subscribe to purchase shares of the Company's Common Stock in accordance with this Subscription Agreement and the Plan.

      2. I elect to have Contributions in the amount of _____% of my Compensation, as those terms are defined in the Plan, applied to this purchase. I understand that this amount must not be less than 1% and not more than 15% of my Compensation during the Offering Period. (Please note that no fractional percentages are permitted).

      3. I hereby authorize payroll deductions from each paycheck during the Offering Period at the rate stated in Item 2 of this Subscription Agreement. I understand that all payroll deductions made by me shall be credited to my account under the Plan and that I may not make any additional payments into such account. I understand that all payments made by me shall be accumulated, without interest or earnings, for the purchase of shares of Common Stock at the applicable purchase price determined in accordance with the Plan. I further understand that, except as otherwise set forth in the Plan, shares will be purchased for me automatically on each Purchase Period Termination Date of each Purchase Period unless I otherwise withdraw from the Plan by giving written notice to the Company for such purpose.

      4. I understand that I may discontinue at any time prior to the Offering Termination Date my participation in the Plan as provided in Section 10 of the Plan. I acknowledge that, unless I discontinue my participation in the Plan as provided in Section 10 of the Plan, my election will continue to be effective for each successive Offering Period.

      5. I have received a copy of the complete Amicus Therapeutics, Inc. 2007 Employee Stock Purchase Plan. I understand that my participation in the Plan is in all respects subject to the terms of the Plan.

      6. Shares purchased for me under the Plan should be issued in the name(s) of (name of employee or employee and spouse only):

                    __________________________

                    __________________________


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                                      -2-



      7. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due to me under the Plan:



NAME: (Please print)                     _______________________________________
                                         (First)       (Middle)         (Last)


__________________________               _______________________________________
(Relationship)                           (Address)


                                         _______________________________________


      8. I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after my Entry Date into the then current Offering Period (the first day of the first Purchase Period in the Offering Period during which I purchased such shares) or within 1 year after the applicable Purchase Period Termination Date (the last day of the Purchase Period during which I purchased such shares), I will be treated for federal income tax purposes as having received ordinary compensation income at the time of such disposition in an amount equal to the excess of the fair market value of the shares on the Purchase Period Termination Date over the price which I paid for the shares, regardless of whether I disposed of the shares at a price less than their fair market value at the Purchase Period Termination Date. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

      I hereby agree to notify the Company in writing within 30 days after the date of any such disposition, and I will make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to the sale or early disposition of Common Stock by me.

      9. If I dispose of such shares at any time after expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received compensation income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares under the option, or (2) 15% of the fair market value of the shares on my Entry Date for the current Offering Period. The remainder of the gain or loss, if any, recognized on such disposition will be treated as capital gain or loss.

      I understand that this tax summary is only a summary and is subject to change. I further understand that I should consult a tax advisor concerning certain tax implications of the purchase and sale of stock under the Plan.

      10. I hereby agree to be bound by the terms of the Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Plan.

                              SIGNATURE: _______________________________________

                              SOCIAL SECURITY #: _______________________________

                              DATE: ____________________________________________

                                                    FORM OF NOTICE OF WITHDRAWAL

                            AMICUS THERAPEUTICS, INC.

                        2007 EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

      I, _____________, hereby elect to withdraw my participation in the Amicus Therapeutics, Inc. 2007 Employee Stock Purchase Plan (the "Plan") for the Purchase Period that began on _________________, ________. This withdrawal covers all Contributions credited to my account following the Purchase Period Commencement Date and is effective on the date designated below.

      I understand that all such Contributions credited to my account will be paid to me within ten (10) business days of receipt by the Company of this Notice of Withdrawal and that my option for the current Purchase Period will automatically terminate, and that no further Contributions for the purchase of shares can be made by me during the current Offering Period.

      The undersigned further understands and agrees that he or she shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.

Dated: _________________________          ______________________________________
                                                 Signature of Employee

                                          ______________________________________
                                                 Social Security Number